UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-08501

The Boyle Fund

(Exact name of registrant as specified in charter)

1401 Woodsong Drive, Hendersonville, NC 28791

(Address of principal executive offices)(Zip code)

Michael J. Boyle

Boyle Management and Research, Inc.

1401 Woodsong Drive, Hendersonville, NC 28791

(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 693-0800

Date of fiscal year end: June 30

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

Boyle Marathon Fund

December 31, 2006

Boyle Marathon Fund

1401 Woodsong Drive

Hendersonville, NC 28791

1-888-88 BOYLE (Toll Free)

Semi-Annual Report

February 26, 2007

Dear Fellow Shareholders:

Thus far in 2007, the Boyle Marathon Fund is ahead by 2.53% as compared to the S&P 500 Index (with estimated dividends added), which is ahead by 2.50%.

The recent increase in popularity of hedge funds and exchange-traded funds has increased volatility and rotation in the stock market. Being a small fund, we can act faster than large funds and take advantage of volatility and rotation and quickly react to market conditions. As a consequence, our 2007 performance is better.

The factors and market conditions that materially affected the Fund's performance during the most recently completed half fiscal year, ending December 31, 2006, were:

•

the positive impact of our investments in Infosys Technologies (+50%, an outsourcing firm based in India), Ingles Markets (+72%, a large grocery chain based in North Carolina), AllianceBernstein (+38%, a global asset manager), Celgene (+28%, a biotech) and real estate investment trusts (including offices +32%, storage +29%, shopping malls +29%, apartments +13%, and lifestyle centers +22%); and

•

our performance was negatively impacted by our investment in Chico’s, which was down 20% in the quarter. We sold all of the position at no less than 446% profit. Chico’s is now adding new stores, which reduces margins and profits in the short term. We will be watching Chico’s to buy it when the margins begin to increase again.

Market Outlook. We believe that the market will move higher in 2007. When is a good time for you to add to your account? Regularly is the answer. No one can pick the bottoms or tops of the stock market. Long-run investors do better by adding regularly to their accounts. You have until April 17, 2007 to add to your IRA for 2006.

We thank our shareholders for their continued confidence and trust. Please feel free to call us toll free, at 1-888-88-Boyle or visit Boylefund.com for market updates and complete performance information.

Michael J. and Joanne E. Boyle

Boyle Marathon Fund . . . investing for the long run.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent a percentage of the portfolio of investments.

Cash Equivalents
6.40%
Consumer Goods
2.62%
Energy
2.04%
Financial Services
15.17%
Government Contractors
2.52%
Health Care
8.55%
Other
2.53%
Utilities
3.42%
Retail
10.96%
Real Estate Investment
Trusts
5.81%
Unit Investment Trusts
14.83%
Exchange Traded Funds
6.73%
Transports
2.93%
Technology
15.49%

Boyle Marathon Fund

			Schedule of Investments
			December 31, 2006 (Unaudited)
Shares/Principal Amount		Market Value	% Net Assets

COMMON STOCK
Consumer Goods
300	Coach, Inc. *	12,888
300	Honda Motor Co. Ltd.	11,862
200	V.F. Corp.	16,416
		41,166	2.81%
Energy
300	Global Santa Fe	17,634
300	Joy Global, Inc.	14,502
		32,136	2.19%
Financial Services
1,400	AllianceBernstein Holding L.P. *	112,560
200	American International Group, Inc. *	14,332
200	Bankamerica Corp. *	10,678
1,300	E*Trade Financial Corp.	29,146
400	Merrill Lynch & Co.	37,240
35	Ship Finance International, Ltd.	832
400	T. Rowe Price Associates Inc.	17,508
1,000	TD Ameritrade Holding Corp. *	16,180
		238,476	16.26%
Government Contractors
700	CACI International, Inc. *	39,550	2.70%

Health Care
1,100	Aetna, Inc. *	47,498
400	Celgene Corporation *	23,012
300	CIGNA Corp. *	39,471
300	Genentech, Inc. *	24,339
		134,320	9.16%
Other
700	EMCOR Group, Inc.	39,795	2.71%

Utilities
500	Duke Energy Corp. *	16,605
600	Exelon Corp.	37,134
		53,739	3.66%
Retail
500	DSW, Inc. *	19,285
400	Penney, J.C. Co. Inc.	30,944
400	McDonalds Corp.	17,732
200	Panera Bread Co.	11,182
1,000	Peets Coffee & Tea, Inc.	26,240
600	Procter & Gamble Co.	38,562
800	Starbucks Corp.	28,336
		172,281	11.75%
Transports
100	FedEx Corporation	10,862
700	Norfolk Southern Corp.	35,203
		46,065	3.14%
Technology
900	Broadcom Corp. *	29,079
800	China Mobile Limited *	34,576
1,000	Cisco Systems Inc. *	27,330
30	Google, Inc.	13,814
1,300	Infosys Technologies, Ltd. +	70,928
800	Marvel Technologies, Inc.	15,352
1,000	Symantec Corp.	20,850
		243,509	16.60%

Total Common Stock (Cost $860,221)		$ 1,041,037	70.99%

Real Estate Investment Trusts
1,000	Equity Residential	50,750
400	Simon Property Group, Inc.	40,516
Total Real Estate Investment Trusts (Cost $74,461)		91,266	6.22%

Unit Investment Trusts
200	Diamonds Trust *	24,882
2,200	Nasdaq 100	94,952
800	S&P Depos Recpts	113,296
Total Unit Investment Trusts (Cost $224,101)		233,130	15.90%

Exchange Traded Funds
500	Ishares MSCI Emerg. Mkts. Index *	57,085
200	Ishares Russell 2000	15,616
500	Ishares S&P 100 Index	33,040
Total Exchange Traded Funds (Cost $106,247)		105,741	7.21%

Cash Equivalents
100,573	First American Prime Obligation Fund-Class Y	100,573	6.86%
	Interest Rate 4.76% (Cost $100,573) **

Total Investments (Cost $1,365,603)		$ 1,571,747	107.18%

	Liabilities in Excess of Other Assets	(105,259)	(7.18)%
	Net Assets	$ 1,466,488	100.00%

* Non-Income producing securities.
** Variable rate security; The coupon rate shown represents the rate at December 31, 2006
+ADR-American Depository Receipt

Boyle Marathon Fund

Statement of Assets and Liabilities
December 31, 2006 (Unaudited)

Assets:
Investment Securities at Market Value	$ 1,571,747
(Identified Cost - $1,365,603)
Receivables:
Dividends and Interest	1,367
Total Assets	1,573,114
Liabilities
Payables:
Management Fees	1,893
Administration Fees	1,262
Trustee Expense	216
Audit Expense	710
Securities Purchased	102,545
Total Liabilities	106,626
Net Assets	$ 1,466,488
Net Assets Consist of:
Capital Paid In	$ 3,561,439
Accumulated Undistributed Net Investment Income	(9,053)
Accumulated Realized Loss on Investments - Net	(2,293,992)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	206,144
Net Assets, for 185,167 Shares Outstanding	$ 1,446,488
(Unlimited Number Authorized, No Par Value)
Net Asset Value, Offering Price and Redemption Price
Per Share ($1,466,488/185,167 shares)	$ 7.92

Boyle Marathon Fund

Statement of Operations
For the Six Months Ended December 31, 2006 (Unaudited)

Investment Income:
Dividends	$ 14,616
Interest	1,476
Total Investment Income	16,092
Expenses
Management Fees (Note 3)	11,541
Administration Fee (Note 3)	7,694
Audit Expense	5,456
Trustee Expense	454
Total Expenses	25,145

Net Investment Loss	(9,053)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	90,655
Unrealized Gain on Investments	7,367
Net Realized and Unrealized Gain on Investments	98,022

Net Increase in Net Assets from Operations	$ 88,969

Boyle Marathon Fund

Statement of Changes in Net Assets
	(Unaudited)
	7/1/2006	7/1/2005
	to	to
	12/31/2006	6/30/2006
From Operations:
Net Investment Loss	$ (9,053)	$ (5,302)
Net Realized Gain on Investments	90,655	145,339
Net Unrealized Appreciation (Depreciation)	7,367	(150,855)
Increase (Decrease) in Net Assets from Operations	$ 88,969	$ (10,818)
From Capital Share Transactions:
Proceeds From Sale of Shares	7,504	140,598
Net Asset Value of Shares Issued on Reinvestment of Dividends	0	0
Cost of Shares Redeemed	(190,693)	(383,269)
	$ (183,189)	$ (242,671)

Net Decrease in Net Assets	(94,220)	(253,489)
Net Assets at Beginning of Period	1,560,708	1,814,197
Net Assets at End of Period (Including accumulated undistributed net	$ 1,466,488	$ 1,560,708
investment income of $9,053 and $0, respectively)

Share Transactions:
Issued	984	17,939
Reinvested	0	0
Redeemed	(24,721)	(49,967)
Net Decrease in Shares	(23,737)	(32,028)
Shares Outstanding Beginning of Period	208,904	240,932
Shares Outstanding End of Period	185,167	208,904

Boyle Marathon Fund

Financial Highlights
Selected data for a share of common stock outstanding throughout the period:

	(Unaudited)
	7/1/2006	7/1/2005	7/1/2004	7/1/2003	7/1/2002	7/1/2001
	to	to	to	to	to	to
	12/31/2006	6/30/2006	6/30/2005	6/30/2004	6/30/2003	6/30/2002
Net Asset Value -
Beginning of Period	$7.47	$7.53	$6.50	$6.18	$6.17	$9.31
Net Investment Income/(Loss) (a)	(0.05)	(0.02)	(0.15)	(0.14)	(0.13)	(0.17)
Net Gains or Losses on Securities
(realized and unrealized)	0.50	(0.04)	1.18	0.46	0.14	(2.97)
Total from Investment Operations	$0.45	($0.06)	$1.03	$0.32	$0.01	($3.14)

Net Asset Value -
End of Period	$7.92	$7.47	$7.53	$6.50	$6.18	$6.17
Total Return (b)	6.04%	(0.80)%	15.85%	5.18%	0.16%	(33.73)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$1,466	$1,561	$1,814	$1,548	$1,639	$1,678

Ratio of Expenses to Average Net Assets	3.27%	3.00%	3.00%	2.97%	3.08%	2.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.18)%	(0.30)%	(2.17)%	(2.14)%	(2.25)%	(2.29)%

Portfolio Turnover Rate	70.84%	54.90%	32.19%	165.11%	92.92%	158.05%

(a) Per share amounts were calculated using the average shares method.
(b) Total return on the above account represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

BOYLE MARATHON FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 (UNAUDITED)

1.)

ORGANIZATION

The Boyle Marathon Fund (“Fund”) is an open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in October 1997.  The Fund is non-diversified and has the primary investment objective of long-term capital appreciation.  Receipt of income is a secondary objective.  The Fund intends to invest primarily in securities of companies in the technology, financial services, pharmaceutical, and retail fields.  Significant accounting policies of the Fund are presented below:

2.)

SIGNIFICANT ACCOUNTING POLICIES

The Fund's investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Adviser, subject to the review and oversight of the Fund's Board of Trustees. The Fund may use pricing services to determine market value.

FEDERAL INCOME TAXES:

The Fund’s policy is to continue to qualify each year as a “regulated investment company” under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  To the extent that book/tax differences are permanent, they are reclassified to capital paid in or net short term capital gains in the period in which the difference arises.

USE OF ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER:

Security transactions are recorded on trade date.  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rates and rules.

3.)

INVESTMENT ADVISOR FEES & OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into investment advisory and administration agreements with Boyle Management and Research, Inc. (“The Adviser”).  Under a contract between the Fund and the Adviser, the Adviser manages the Fund’s portfolio securities and investments and is responsible for the overall management and administration of the Fund, subject to the policies of the Fund’s Board of Trustees.  All orders for transactions in securities on behalf of the Fund are placed with brokers-dealers selected by the Adviser.  The Adviser is responsible for the expenses of printing and distributing the Fund’s prospectus and sales and advertising materials to prospective shareholders.  The Fund has entered into a separate contract with the Adviser wherein the Adviser is responsible for providing administrative work and supervisory services to the Fund. The Adviser oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  The Adviser is responsible for the equipment, staff, office space and facilities necessary to perform its obligations, including ordinary legal expenses. The Adviser is responsible for payment of all the fund’s operating expenses except: brokerage and commission expenses; expenses of the Trustees who are not officers of the Adviser, annual independent audit expenses, and any extraordinary expenses.

The Adviser receives from the Fund as compensation for its Adviser services an annual fee of 1.5% on the Fund's average daily net assets. The Adviser also receives from the Fund as compensation for its administrative services an annual fee of 1.0% of the Fund’s average daily net assets. From time to time, Boyle Management and Research, Inc. may waive some or all of the fees and may reimburse expenses of the Fund. For the six months ended December 31, 2006, the Adviser earned management fees of $11,541 and administration fees of $7,694.  As of December 31, 2006 the Fund owed $1,893 to Boyle Management and Research, Inc. for advisory and administrative services.  Certain owners of Boyle Management and Research, Inc. are also owners and/or trustees of the Boyle Marathon Fund.  These individuals may receive benefits from any management and or administration fees paid to the Adviser.

4.)

CAPITAL STOCK

The Fund has authorized an indefinite number of shares of capital stock without par value. Capital paid in at December 31, 2006 was $3,561,439 representing 185,167 shares issued and outstanding.

5.)

INVESTMENT TRANSACTIONS

During the six months ended December 31, 2006, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,043,790 and $1,227,583, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.  The cost of investments for U.S. federal income tax purposes at December 31, 2006 was $1,365,603.

At December 31, 2006, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$212,326	$(6,182)	$206,144

6.)

CONTROL OWNERSHIP

The beneficial ownership, either directly of indirectly, of more that 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of December 31, 2006, Michael & Joanne Boyle, officers of the Fund and of the Adviser, held 45.85% of the Fund.

7.) DISTRIBUTABLE EARNINGS

As of December 31, 2006, the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income/ (accumulated losses)                                                  $                (9,053)

Undistributed long-term capital gain/ (accumulated losses)                                                    (2,293,992)

Unrealized appreciation/ (depreciation)                                                                                        206,144

                                                                                                                                       $         (2,096,901)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

BOYLE MARATHON FUND

EXPENSE ILLUSTRATION

DECEMBER 31, 2006 (UNAUDITED)

As a shareholder of the Boyle Marathon Fund, you incur the following costs: management fees, administrative fees, audit fees and other fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Boyle Marathon Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2006	December 31, 2006	July 1, 2006 to December 31, 2006

Actual	$1,000.00	$1,060.24	$16.98
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,008.72	$16.56

* Expenses are equal to the Fund's annualized expense ratio of 3.27%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BOYLE MARATHON FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2006 (UNAUDITED)

Information about Trustees and Officers

   The business affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The SAI includes additional information about the fund’s Trustees and officers and is available, without charge upon request, by calling toll-free 1-888-88-BOYLE.

Interested Trustees and Officers

Name, Address and Age	Position held with Trust	Term of Office and Length of Time Served.	Principal Occupation(s) During last five years	Number of Portfolio’s overseen by Trustee.	Other Directorship held by Trustee or Officer
Michael J. Boyle * 1401 Woodsong Drive Hendersonville, NC 28791 Age: 58	Trustee and President; Chief Compliance Officer	Indefinite; Since 1998	Portfolio Manager for Boyle Fund.	1	0
Joanne E. Boyle** 1401 Woodsong Drive Hendersonville, NC 28791 Age: 58	Chief Financial Officer	Indefinite; Since 1998	Portfolio Manager for the Boyle Fund	1	0

* Trustees who are considered “interested persons” are defined in Section 2(A)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

**Officers who are considered “interested persons” are defined in Section 2(A)(19) of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.

Non-Interested Trustees and Officers

Name, Address and Age	Position held with Trust	Term of Office and Length of Time Served.	Principal Occupation(s) During last five years	Number of Portfolio’s overseen by Trustee.	Other Directorships held by Trustee or Officer
James A. Hughes, Jr. 1111 Dorset Drive West Chester, PA 19382 Age:76	Trustee	Indefinite; Since 1998	Retired	1	0
Edward J. Loftus 1157 Audubon Drive Clarks Summit, PA 18411 Age:39	Trustee	Indefinite; Since 1998	Manager, Prudential	1	0

For the six months ending December 31, 2006, the Trustees received $100 per meeting as compensation for their services; independent Trustees were reimbursed for travel and related expenses incurred in attending Board meetings.

Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 882-6953 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Additional Information

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on November 29, 2004. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-882-6953.

Board of Trustees

Michael J. Boyle, Chairman

James A. Hughes, Jr.

Edward J. Loftus

Investment Adviser

Boyle Management and Research, Inc.

1401 Woodsong Drive

Hendersonville, North Carolina 28791

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio  44147

Custodian

U.S. Bank , NA

425 Walnut Street

P.O. Box 1118

Cincinnati, Ohio  45201

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

(FKA Cohen McCurdy, Ltd.)

800 West Point Parkway, Suite 1100

Westlake, Ohio  44145

This report is provided for the general information of the shareholders of the Boyle Marathon Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-end Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board .

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 31, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Boyle Fund

By /s/Michael J. Boyle

      Michael J. Boyle

      Chairman

Date March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Michael J. Boyle

      Michael J. Boyle

      Chairman

Date March 9, 2007

By /s/Joanne E. Boyle

      Joanne E. Boyle

      Chief Financial Officer

Date March 9, 2007